ACQUISITION OF FOURTH STREET BANKING COMPANY (FREEDOM BANK) January 23, 2020

Cautionary Notice Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in our markets, new initiatives and improvements to reported earnings that may be realized from cost controls, tax law changes, and for integration of banks that we have acquired, or expect to acquire, as well as statements with respect to Seacoast's objectives, strategic plans, including Vision 2020, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters or other catastrophic events that may affect general economic conditions; unexpected outcomes of, and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks relating to the proposed Fourth Street merger include, without limitation, failure to obtain the approval of shareholders of Fourth Street in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to the closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Seacoast and Fourth Street, including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2018 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at www.sec.gov. 2

Important Information For Investors And Shareholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast Banking Corporation of Florida ("Seacoast") will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 containing a proxy statement of Fourth Street Banking Company (“Fourth Street”) and a prospectus of Seacoast, and Seacoast will file other documents with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of Fourth Street. Investors and security holders of Seacoast and Fourth Street are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast's internet website or by contacting Seacoast. Seacoast, Fourth Street, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Seacoast is set forth in its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on April 5, 2019 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. 3 3

Fourth Street Banking Company / Freedom Bank:
Strengthening Seacoast's Role as One of the Top Florida Banks in Tampa-St. Petersburg, FL Market

High-Quality Expansion Within Attractive Market	• Enhances Seacoast's franchise in Tampa-St. Petersburg MSA, one of the largest MSAs in the Southeast and top 20 in the nation by population • Builds off of the GulfShore Bank and NorthStar Bank acquisitions in 2017, enhancing Seacoast's market share[1] as the #3 Florida-headquartered community bank[2] in the attractive Tampa-St. Petersburg market, bringing the combined company to approximately $679 million in total deposits[1] in the Tampa-St. Petersburg-Clearwater MSA • Addition of a profitable franchise with a high quality balance sheet, consistent historical growth and a management team with deep local relationships
Anticipated Positive Financial Results	• Immediately accretive to earnings, with 3%+ EPS accretion in 2021 and thereafter • 20%+ internal rate of return • Minimal upfront dilution to tangible book value per share, earned back in approximately 1.5 years (crossover method, inclusive of the impact of CECL)
Financially Attractive Acquisition with Limited Risk	• Strong customer franchise, with 74% non-time deposits and demand deposits representing 33% of the deposit mix[3] • High yielding loan portfolio with strong credit quality and bolsters Seacoast's SBA program • Little impact on the Seacoast capital base, maintaining robust pro forma capital ratios

When combined with the pending acquisition of First Bank of the Palm Beaches ("First Bank"):

Anticipated Cumulative Financial Impact	• Immediately accretive to earnings, with 5%+ EPS accretion in 2021 and thereafter • 20%+ internal rate of return • Minimal upfront dilution to tangible book value per share, earned back in less than two years (crossover method, inclusive of the impact of CECL)

1. Market share and deposit data sourced from the FDIC Summary of Deposits Report, as of June 30, 2019
2. "Community Bank" defined as banks with less than $20 billion in total assets as of most recently reported quarter, excluding MHCs
3. Deposit data as of September 30, 2019

4

Fourth Street Transaction Summary Transaction Value • $63.6 million fully diluted, $3.75 per Fourth Street common share1 2 • Shareholders will receive 0.1275 shares of Seacoast common stock Consideration • Options cashed out at the positive difference between $3.75 and the exercise price Closing • Expected in mid-to-late second quarter of 2020 • Regulatory authorities Required Approvals • Fourth Street shareholders • Fourth Street’s existing Holding Company debt is converted to common equity prior to transaction close • Fourth Street shareholders to own approximately 3.9% of Seacoast following transaction Additional Details • Approximately 50%+ cost savings and Assumptions • Estimated core deposit intangibles of 2.5% amortized using sum-of-years-digits method over 10 years • 3.12% / $8.6 million total pre-tax mark to Fourth Street’s loan book; includes 0.50% interest rate mark, 0.81% credit discount mark relating to the non-PCD loans, and 1.82% CECL-related ALLL 1. Based on Seacoast’s closing price of $29.39 as of January 22, 2020 5 2. Assumes conversion of Fourth Street’s existing Holding Company debt to common equity prior to transaction close 5

Overview: Freedom Bank MRQ Summary Financial Metrics¹ ($000) Bank Level Assets: $306,215 Yield on Loans: 5.79% Bank Level Gross Loans: $248,948 Cost of Deposits 1.05% Bank Level Deposits: $276,401 NPAs / Assets: 0.34% Bank Level Tangible Common Equity: $28,296 Loan to Deposit Ratio: 90.1% Bank Level TCE / TA: 9.2% Net Interest Margin: 4.16% Consolidated Tangible Common Equity²: $25,767 Fully Converted Consolidated Tangible Common Equity³: $35,737 Loan & Deposit Composition¹ Retail Footprint Multi 1-4 Family family 2.7% 2.3% Other Nonint.- 7.0% Bearing 32.8% OwnerOcc Time C&I CRE Deposits 22.2% 31.2% > $100K NOW & 22.7% Other Trans. 15.4% Consumer Time MMDA & 1.2% Other CRE Deposits Sav. HELOC 23.5% < $100K 25.3% 5.9% C&D 3.8% 4.0% 1. Bank-level regulatory data for the quarter ended September 30, 2019, unless otherwise noted 2. Consolidated equity as of September 30, 2019 per internal Fourth Street documents 3. Includes conversion of $10 million of convertible subordinated debt that is held at the Holding Company 6 Source: S&P Global Market Intelligence, Fourth Street documents 6

The Tampa-St. Petersburg-Clearwater MSA is the Second Largest in Florida With A Healthy Business Environment

Population Growth

- 2nd largest MSA in Florida, 18th largest in the United States.
- MSA includes Hillsborough, Pinellas, Hernando, and Pasco counties.
- 2019 population of 3.1 million, representing 15% of Florida's population.
- Tampa MSA's population grew 7.6% compared to 4.4% nationally in last five years; is projected to grow 5.6% from 2016 to 2021 compared to 3.7% nationally.
- Freedom Bank locations are located in St. Petersburg, the 5th largest city in Florida and the 2nd largest city in the Tampa Bay Area, after Tampa.



Business Environment

- Tampa ranked #34 on Business.org's list of top 40 US cities for entrepreneurs.
- Business.org named the Tampa-St. Petersburg-Clearwater metro one of the top areas for female entrepreneurs.
- WalletHub named Tampa #5 best large cities to start a business using 19 key metrics, ranging from five-year business-survival rate to office-space affordability.
- Diverse set of employers headquartered in the Tampa Bay area including:

Publix. JABIL
TechData WellCare Beyond Healthcare. A Better You.
RAYMOND JAMES®

Source: Tampa Bay Times, WalletHub, U.S. Census Bureau, Bureau of Labor Statistics, Ewing Marion Kauffman Foundation, National Venture Capital Association, Yelp, Indeed.com, Tax Foundation, Council for Community and Economic Research, LoopNet, Federal Deposit Insurance Corporation, Tampa Bay Business Journal

7

Combined Tampa-St. Petersburg Presence Increases Deposit Share In Key Market



Fourth Street Branches
Seacoast Branches
Ocala
Ocala National Forest
Seville
De Land
Deltona
Sanford
Apopka
Altamonte Springs
Pine Hills
Kissimmee
Rockledge
Titusville
Spring Hill
Bayonet Point
Dade City
Zephyrhills
Palm Harbor
Clearwater
Tampa
Lakeland
Plant City
Winter Haven
Bartow
Fort Meade
Bradenton
Sarasota
Myakka City
Arcadia
Sebring
Lake Placid
Okeechobee
Venice
North Port
Port Charlotte
Moore Haven
Fort Myers
Immokalee
Coral Springs
Sunrise

Pro Forma Community Bank[1] Deposit Market Share Impact

Tampa-St. Petersburg-Clearwater, FL MSA

2019 Rank	Institution	Active Branches	Deposits in Market ($mm)	Total Market Share
1	Tampa Bay Banking Co.	11	$1,498.4	1.74%
2	TFS Financial Corp. (MHC)	5	$1,076.2	1.25%
3	CenterState Bank Corp.	15	$987.4	1.14%
4	Cadence Bancorp.	8	$898.1	1.04%
5	Home BancShares Inc.	11	$695.7	0.81%
	Pro Forma	6	$678.7	0.79%
6	Seacoast Banking Corp. of Florida	4	$363.3	0.42%
7	Republic Bancorp Inc.	8	$351.2	0.41%
8	First Home Bancorp Inc.	4	$333.0	0.39%
9	First Citrus Bancorp. Inc.	5	$324.5	0.38%
10	Pilot Bancshares Inc.	5	$316.3	0.37%
11	Fourth Street Banking Co.	2	$315.4	0.37%

City of St. Petersburg, FL

2019 Rank	Institution	Active Branches	Deposits in Market ($mm)	Total Market Share
	Pro Forma	3	$327.9	1.06%
1	Fourth Street Banking Co.	2	$315.4	1.02%
2	Republic Bancorp Inc.	2	$191.2	0.62%
3	TFS Financial Corp. (MHC)	1	$187.2	0.60%
4	First Home Bancorp Inc.	1	$157.6	0.51%
5	Tampa Bay Banking Co.	1	$108.6	0.35%
6	Home BancShares Inc.	1	$80.5	0.26%
7	Stearns Financial Services Inc.	1	$25.1	0.08%
8	Adam Bank Group Inc.	1	$17.0	0.05%
9	Seacoast Banking Corp. of Florida	1	$12.5	0.04%
10	Pilot Bancshares Inc.	1	$10.1	0.03%

**There are only 10 Community Banks[1] in the City of St. Petersburg*

State of Florida

2019 Rank	Institution	Active Branches	Deposits in Market ($mm)	Total Market Share
1	City National Bank of Florida	32	$11,806.2	1.94%
2	CenterState Bank Corp.	121	$9,617.6	1.58%
3	Home BancShares Inc.	78	$6,152.5	1.01%
	Pro Forma	53	$5,935.5	0.97%
4	Seacoast Banking Corp. of Florida	51	$5,620.1	0.92%
5	Amerant Bancorp Inc.	19	$5,228.2	0.86%
6	Ameris Bancorp	56	$3,920.1	0.65%
7	Ocean Bankshares Inc.	23	$3,693.8	0.61%
8	TFS Financial Corp. (MHC)	16	$2,705.4	0.45%
9	Capital City Bank Group Inc.	51	$2,283.1	0.38%
62	Fourth Street Banking Co.	2	$315.4	0.05%

1. "Community Bank" defined as banks with less than $20 billion in total assets as of most recently reported quarter

Note: Deposit market share data excludes data from closed branches; deposit totals as of June 30, 2019; Seacoast branch count as of June 30, 2019 (pro forma for pending acquisition of First Bank)

Source: FDIC Summary of Deposits Report, as of June 30, 2019

8

Agenda Acquisition Further Strengthens Seacoast’s Franchise In Florida, U.S.’s 3rd Largest State Projected Florida Population Growth, Seacoast Customer Map 2020 – 2025* Treasure Coast / Palm Beach Co. Current: 3,814,388 Expected I-4 Corridor Growth: 6.4% Orlando MSA Current: 6,599,350 Expected Growth: 7.3% Tampa / St. Pete MSA Port St Lucie MSA Southwest Florida Current: 1,158,943 Expected Growth: 8.0% West Palm Beach, Ft Lauderdale MSA * S&P Global Market Intelligence 9

Transaction Summary: Fourth Street Banking Company o In-market acquisition of core deposit franchise with high-yielding loan portfolio in the attractive Tampa-St. Petersburg market o Improves Seacoast’s projected profitability and returns 3%+ EPS accretion in 2021; 5%+ cumulative EPS accretion in 2021 when including the impact of Seacoast’s pending acquisition of First Bank o Minimal impact to TBV o Leverages Seacoast’s proven integration capabilities o Strengthens Seacoast’s attractive Florida franchise and position within the Tampa-St. Petersburg market 10

Appendix 11

Fourth Street Transaction Summary – Loan Portfolio Mark and CECL Assumptions • Loans to be separated into purchased credit deteriorated (PCD) and non-purchased credit deteriorated (non-PCD) PCD Loans • The credit mark from purchase accounting relating to PCD loans will be recorded as ALLL CECL Impact • The credit mark from purchase accounting relating to the non-PCD loans will be recorded on a net basis (a contra loan balance without any allowance), and in addition to this purchase accounting Non-PCD discount, will require a separate ALLL established through provision Loans • The non-PCD credit mark relating to the purchase accounting is assumed to be accreted back through income over the life of the loans • 2.32% / $6.4 million gross pre-tax credit and interest rate mark on the loan portfolio ‒ $2.8 million pre-tax, or 4.28% mark on PCD loans (1.01% of gross loans), recorded as ALLL ‒ $2.2 million pre-tax, or 1.06% mark on non-PCD loans (0.81% of gross loans), recorded as a contra-loan discount; assumed to be accreted through income over 3.6 years Credit and ‒ $1.4 million pre-tax, or 0.50% interest rate mark on total loans, recorded as a contra loan discount Interest Rate • $2.2 million pre-tax, or 1.08% recorded in provision expense through the income statement, established on Day One on Mark the Fourth Street non-PCD loans (in addition to the non-PCD credit mark above) • 3.12% / $8.6 million total pre-tax mark to Fourth Street’s loan book; includes 0.50% interest rate mark, 0.81% credit discount mark relating to the non-PCD loans, and 1.82% CECL-related ALLL ‒ $3.6 million of the mark is accreted back through income (mark equal to 1.30% of total loans) ‒ $5.0 million of the mark is not accreted back through income (mark equal to 1.82% of total loans); recorded as ALLL 12 1 2

Prudent Loan Portfolio Mix Maintained Post Consolidation

Seacoast Bank[1]

$5,369 million

Bank Level:

C&D Ratio: 42.5%
CRE Ratio: 213.5%



Other 0.9%
C&I 14.2%
1-4 Family 23.1%
Multifamily 3.3%
Consumer 3.9%
HELOC 6.5%
C&D 6.2%
OwnerOcc CRE 20.0%
Other CRE 21.9%

FREEDOM BANK[2]

$249 million

Bank Level:

C&D Ratio: 31.8%
CRE Ratio: 237.8%



1-4 Family 2.7%
Multifamily 2.3%
Other 7.0%
C&I 22.2%
OwnerOcc CRE 31.2%
Consumer 1.2%
HELOC 5.9%
C&D 4.0%
Other CRE 23.5%

Combined Pro Forma Portfolio Mix



Other 1.2%
C&I 14.5%
1-4 Family 22.2%
Consumer 3.8%
Multifamily 3.2%
HELOC 6.5%
C&D 6.2%
OwnerOcc CRE 20.5%
Other CRE 21.9%

Combined $5,618 million[3]

Bank Level:

C&D Ratio: 42.5%[4]
CRE Ratio: 216.4%[4]

1. Seacoast Bank loan composition and concentration ratios estimated pro forma for pending acquisition of First Bank of the Palm Beaches, excluding any purchase accounting adjustments; reflects Seacoast Bank standalone bank-level regulatory data for the quarter ended December 31, 2019 and First Bank of the Palm Beaches standalone bank-level regulatory data for the quarter ended September 30, 2019
2. Freedom Bank loan composition and concentration ratios reflect bank-level regulatory data as of September 30, 2019
3. Does not include fair value adjustments
4. Adjusted for reversal of Freedom Bank's ALLL included in total capital and impact of estimated after-tax one-time transaction-related costs; excludes other purchase accounting adjustments

Source: S&P Global Market Intelligence

13